Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
December 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 86.7%		Par	Value
United States Treasury Note/Bond
1.63%, 05/15/2031		$36,134,000	$32,416,150
1.38%, 11/15/2031		37,172,000	32,429,666
2.88%, 05/15/2032		34,257,000	32,351,455
4.13%, 11/15/2032		31,885,000	32,302,868
3.38%, 05/15/2033		33,558,000	32,321,860
4.50%, 11/15/2033		31,209,000	32,287,905
4.38%, 05/15/2034		31,510,000	32,267,594
4.25%, 11/15/2034		31,879,000	32,284,959
4.25%, 05/15/2035		32,043,000	32,385,960
4.00%, 11/15/2035		32,785,000	32,387,994
TOTAL U.S. TREASURY SECURITIES (Cost $322,305,937)			323,436,411

PURCHASED OPTIONS - 12.5% (a)	Notional Amount	Contracts	Value
Call Options - 12.5%
SPDR S&P 500 ETF Trust (b)(c)
Expiration: 06/18/2026; Exercise Price: $560.01	$147,703,872	2,166	29,180,352
Expiration: 12/18/2026; Exercise Price: $645.01	145,248,960	2,130	17,387,190
TOTAL PURCHASED OPTIONS (Cost $38,704,857)			46,567,542

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.0%		Shares	Value
Dreyfus Treasury Securities Cash Management, 2.84% (d)		2,404	2,404
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (d)		3,800,436	3,800,436
TOTAL MONEY MARKET FUNDS (Cost $3,802,840)			3,802,840

TOTAL INVESTMENTS - 100.2% (Cost $364,813,634)			373,806,793
Liabilities in Excess of Other Assets - (0.2)%			(703,461)
TOTAL NET ASSETS - 100.0%			$373,103,332

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify BlackSwan Growth & Treasury Core ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$323,436,411	$–	$323,436,411
Purchased Options	–	46,567,542	–	46,567,542
Money Market Funds	3,802,840	–	–	3,802,840
Total Investments	$3,802,840	$370,003,953	$–	$373,806,793

Refer to the Schedule of Investments for further disaggregation of investment categories.